EXHIBIT 10.5

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 008
DATE OF CHANGE ORDER REQUEST: April 14, 2008.
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Willbros Construction change order for work associated with the 16” Bridgeline Interconnect piping. This change order includes charge from January 3rd thru February 22nd. Work is complete.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,016,271.08
The Contract Price prior to this Change Order was	$8,073,271.08
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of (Estimated)	$56,139.00
The new Contract Price including this Change Order will be	$8,129,410.08

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by zeo (0) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is February 19, 2008.

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by zero (0) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is March 6, 2008.

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by zero (0) Days.

The Target Final Completion Date as of the date of this Change Order therefore is May 5, 2008.

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ R. Keith Teague
Owner	Contractor
R. Keith Teague	/s/ Douglas W. Fletcher
Name	Name
President
Title	Title	Date of Signing
5/2/08
Date of Signing	Willbros Engineering	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 009
DATE OF CHANGE ORDER: April 7, 2008.
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Willbros Construction change order for work associated with the 16” Off-set for NPGL to Kinder Morgan Station construction. Includes charge from January 17th thru March 16th. Work is completed.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,072,410.08
The Contract Price prior to this Change Order was	$8,129,410.08
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of (Estimated)	$63,185.94
The new Contract Price including this Change Order will be	$8,192,596.02

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased) (decreased) (unchanged) by zero (0) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is February 19, 2008.

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by zero (0) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is March 6, 2008.

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased) (decreased) (unchanged) by zero (0) Days.

The Target Final Completion Date as of the date of this Change Order therefore is May 5, 2008.

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ R. Keith Teague	/s/ Douglas W. Fletcher
Owner	Contractor
R. Keith Teague	Willbros Construction
Name	Name
President	VP-Facilities
Title	Title	Date of Signing
5/2/08	4/28/08
Date of Signing	Willbros Engineering	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 010
DATE OF CHANGE ORDER : April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Add ladder to east end of walkway on Bridgeline Platform meter skid. Cheniere requested to have two means of access and egress.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,135,596.02
The Contract Price prior to this Change Order was	$8,192,596.02
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$4,816.68
The new Contract Price including this Change Order will be	$8,197,412.70

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4/28/08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 011
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Hand rail modification to allow 16” inlet and outlet piping clearance for bolt-up to Brdigeline skid. Also includes handrail modification to allow piping clearance for 30” inlet and 24” outlet to Southwest Lateral skid, and 16” inlet and outlet piping to NGPL.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,140,412.70
The Contract Price prior to this Change Order was	$8,197,412.70
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,584.90
The new Contract Price including this Change Order will be	$8,198,997.60

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4/28/08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 012
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Per WEI, Willbros grinded out welds and relocated RTU building on Bridgeline platform to accommodate for cable enclosure box.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,141,997.60
The Contract Price prior to this Change Order was	$8,198,997.60
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,163.45
The new Contract Price including this Change Order will be	$8,200,161.05

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 013
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Change 42”x12” tee with a 42”x16” with 16”x12” eccentric reducer on drawing #SP-18-M-000-P-915.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,143,161.05
The Contract Price prior to this Change Order was	$8,200,161.05
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,530.10
The new Contract Price including this Change Order will be	$8,201,691.15

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 014
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional work per drawing #SP-18-M-0005-P-912 Rev. 1&2. Includes (2) additional 24” welds for (1) 24” x 11’-3” spool piece, as well as the difference between a 24” and 30” weld for the change out of a 90 degree ell from 24” to 30”.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,144,691.05
The Contract Price prior to this Change Order was	$8,201,691.05
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$10,229.50
The new Contract Price including this Change Order will be	$8,211,920.65

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4/28/08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 015
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Sandblast and FBE coat underground pipe and fittings due to client providing bare pipe and fittings. Coated (3) 16” ell’s, (2) 16” 45’s, (1) 12” ell, (3) 24” 45’s, (1) 42” tee, (1) 42” cap, (1) 12” eccentric reducer, (1) 42”x16” reducing tee, and (1) 16”x12” concentric reducer.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,154,920.65
The Contract Price prior to this Change Order was	$8,211,920.65
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$4,194.20
The new Contract Price including this Change Order will be	$8,216,114.85

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 016
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Fabricate and install 2” bypass for gas operated actuator on 42” ball valve not shown on prints. M&R piping phase. Includes Buffalo Gap E&I CCR# 21 & 28.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,159,114.85
The Contract Price prior to this Change Order was	$8,216,114.85
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$21,559.21
The new Contract Price including this Change Order will be	$8,237,674.06

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

Schedule D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline – Johnson	CHANGE ORDER NUMBER: 017
Bayou Measurement Facilities
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Bridgeline meter skid modification work completed on T&M basis

Adjustment to Contract Price

The original Contract Price was	$7,057,000.00

Net change by previously authorized Change Orders (# )	$1,180,674.06

The Contract Price prior to this Change Order was	$8,237,674.06

The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$11,260.32

The new Contract Price including this Change Order will be	$8,248,934.38

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                      (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                      , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                      (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                     , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                      (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                      , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor

/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name

Director EPC	VP - Facilities
Title	Title

5/2/08	4-28-08
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 018
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Addition of new switch rack foundation for disconnect at power pole location. Had to excavate, pour 8cy of concrete and backfill.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,191,934.38
The Contract Price prior to this Change Order was	$8,248,934.38
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$7,004.82
The new Contract Price including this Change Order will be	$8,255,939.20

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 019
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Rain event that occurred on January 31, 2008. Project was shut down for 2 hours due to heavy rain.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,198,939.20
The Contract Price prior to this Change Order was	$8,255,939.20
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$10,638.00
The new Contract Price including this Change Order will be	$8,266,577.20

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Douglas W. Fletcher
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 020
DATE OF CHANGE ORDER: April 15, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Rain event that occurred on January 16, 2008. Project was shut down for 4 hours due to rains.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,209,577.20
The Contract Price prior to this Change Order was	$8,266,577.20
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$27,280.00
The new Contract Price including this Change Order will be	$8,293,857.20

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by                  (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is                         , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ R. Keith Teague	Willbros Construction
Owner	Contractor
R. Keith Teague	/s/ Douglas W. Fletcher
Name	Name
President	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 021
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Run conduit for chromatograph test plug on bridgeline. Bid was directed and approved by Robert Stephenson on March 11, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#26

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,236,857.20
The Contract Price prior to this Change Order was	$8,293,857.20
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,823.90
The new Contract Price including this Change Order will be	$8,295,681.10

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 022
DATE OF CHANGE ORDER : 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Run conduit for remote ultrasonic meter on southwest lateral. Bid was directed and approved by Robert Stephenson on March 11, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#25

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,238,681.10
The Contract Price prior to this Change Order was	$8,295,681.10
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$2,041.25
The new Contract Price including this Change Order will be	$8,297,722.35

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 023
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Run sample tubing and heat trace on bridgeline and electrical work. Bid was directed and approved by Robert Stephenson on March 11, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#23

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,240,722.35
The Contract Price prior to this Change Order was	$8,297,722.35
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,989.50
The new Contract Price including this Change Order will be	$8,299,711.85

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER PROPOSAL FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 024
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Purchased converters and cable for southwest lateral panels as directed within email dated March 4, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#20

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,242,711.85
The Contract Price prior to this Change Order was	$8,299,711.85
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of (Estimated)	$3,483.35
The new Contract Price including this Change Order will be	$8,303,195.20

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased) (decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP. Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 025
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Install 12v DC to 24v DC transmitter and rewiring, termination of converters, purchase of 4 more converters, and install cat 5 cable. Bid was directed and approved by Robert Stephenson on March 11, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#22

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,246,195.20
The Contract Price prior to this Change Order was	$8,303,195.20
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$5,469.40
The new Contract Price including this Change Order will be	$8,308,664.60

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 026 DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the mounting of two Becker controllers for flow control valves #784 and #785. Needed to add terminal strips to back of the Transco RTU rack and to add cable between the controllers and the RTU rack and terminate as directed within email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#19

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (#________)	$1,251,664.60
The Contract Price prior to this Change Order was	$8,308,664.60
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,276.50
The new Contract Price including this Change Order will be	$8,309,941.10

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 027
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the addition of automitters on each of the four QB Johnson heaters (one on bridgeline and three on southwest lateral) as directed within email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#18

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,252,941.10
The Contract Price prior to this Change Order was	$8,309,941.10
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$7,902.80
The new Contract Price including this Change Order will be	$8,317,843.90

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 028
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the installation of 19” rack in the KM control building and complete all terminations. Change order was directed and approved by Al Bartz on February 25, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#17

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,260,843.90
The Contract Price prior to this Change Order was	$8,317,843.90
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$29,900.00
The new Contract Price including this Change Order will be	$8,347,743.90

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

ATTACHMENT SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 029
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the purchase and installation of lugs for batteries. The hardware that came with the batteries did not work so additional lugs were purchased that would work as directed within email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#16

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,290,743.90
The Contract Price prior to this Change Order was	$8,347,743.90
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$215.05
The new Contract Price including this Change Order will be	$8,347,958.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 030
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Purchased and installed the contacts for starters for the run status on each of the heater blower motors as directed within email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#15

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,290,958.95
The Contract Price prior to this Change Order was	$8,347,958.95
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,351.25
The new Contract Price including this Change Order will be	$8,349,310.20

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title 5/2/05	Title

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or .2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 031
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Ran conduit and pulled wire to the inlet valve in the yard per Cheniere’s request as directed within email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#14

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,292,310.20
The Contract Price prior to this Change Order was	$8,349,310.20
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$4,992.15
The new Contract Price including this Change Order will be	$8,354,302.35

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title 5/2/05

D-2

ATTACHMENT D

FORM OF CHANGE ORDER

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 032
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Addition to bid letter for 3rd meter for rectifier (cathodic protection). For the purchase and installation of wire for power to the rectifier as directed within email dated March 4, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#13

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,297,302.35
The Contract Price prior to this Change Order was	$8,354,302.35
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,239.70
The new Contract Price including this Change Order will be	$8,355,542.05

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline, L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP- Facilities
Title 5/2/08	Title

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 033
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Lighting contactor: lighting panel was not built to drawing #SP-18-M-001-G-512. The photo-cell will not work without lighting contactor. Work was done as directed within the email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#12

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,298,542.05
The Contract Price prior to this Change Order was	$8,355,542.05
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$2,262.05
The new Contract Price including this Change Order will be	$8,357,804.10

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is          TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title

    5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 034
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Wire price difference. On southwest lateral platform the load for the QB Johnson heater was increased per the new revision drawing #SP-18-M-001-G-521. Price difference between the original 1000’ of #2 THHN and the #250 THHN is significant due to price of copper. Work was done as directed within the email dated February 28, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#11

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,300,804.10
The Contract Price prior to this Change Order was	$8,357,804.10
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$3,655.85
The new Contract Price including this Change Order will be	$8,361,459.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 035
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Cable and convertors approved by the programmer that were not on the drawings. Bid was directed and approved by James Frisbie on February 5, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#10

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,304,459.95
The Contract Price prior to this Change Order was	$8,361,459.95
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$3,934.15
The new Contract Price including this Change Order will be	$8,365,394.10

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 036
DATE OF CHANGE ORDER : 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Purchase of generator for programmer as directed within email dated March 4, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#9

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,308,394.10
The Contract Price prior to this Change Order was	$8,365,394.10
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$410.55
The new Contract Price including this Change Order will be	$8,365,804.65

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 037
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the purchase of an ignition cable for the heater that was to be provided by Vendor but was not (NAPA part # 734803). Purchase was okayed by Monica Williams on January 22, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#8

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,308,804.65
The Contract Price prior to this Change Order was	$8,365,804.65
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,316.75
The new Contract Price including this Change Order will be	$8,367,121.40

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas T. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title

    5/2/08

D-2

ATTACHMENT D SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 038
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Purchase of disconnects for engineering department as directed in email dated January 17, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#7

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,310,121.40
The Contract Price prior to this Change Order was	$8,367,121.40
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$21,547.55
The new Contract Price including this Change Order will be	$8,388,668.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

ATTACHMENT D SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 039
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Change in breaker sizes (70A to 30A) and change in overload sizes for the starters to match the motors as directed in email dated January 17, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#6

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,331,668.95
The Contract Price prior to this Change Order was	$8,388,668.95
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$10,124.60
The new Contract Price including this Change Order will be	$8,398,793.55

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 040
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Back-up power and terminations. Ref# 51523-08-O-0174. Work was done as directed within email dated January 4, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#5

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,341,793.55
The Contract Price prior to this Change Order was	$8,398,793.55
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$23,146.05
The new Contract Price including this Change Order will be	$8,421,939.60

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

ATTACHMENT D SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 041
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Addition to bid letter for 3rd meter for rectifier (cathodic protection). This includes the #4 wire from the pipe flanges on both platforms to the rectifiers. Bid was directed and approved by Al Bartz on January 18, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#4

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,364,939.60
The Contract Price prior to this Change Order was	$8,421,939.60
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$9,917.60
The new Contract Price including this Change Order will be	$8,431,857.20

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s./ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

ATTACHMENT D SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 042
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

RTU building bridgeline/ make raceway larger. Raceway in RTU building too small. Made the raceway larger with gutters and nipples to the wall and removed conduit that was already installed as directed in email dated January 17, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#1

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,374,857.20
The Contract Price prior to this Change Order was	$8,431,857.20
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,811.25
The new Contract Price including this Change Order will be	$8,433,668.45

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 043
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Run sample tubing and heat trace on southwest lateral, per Transco. Request for line to be run from gas chromatograph to the 4” and first 16” line as directed in letter dated March 20, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#24

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,376,668.45
The Contract Price prior to this Change Order was	$8,433,668.45
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$3,176.30
The new Contract Price including this Change Order will be	$8,436,844.75

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

ATTACHMENT D SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 044
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Labor to update all changes and corrections to electrical drawings for bridgeline, southwest lateral, and Kinder Morgan platforms as directed in letter dated March 21, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#29

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,379,844.75
The Contract Price prior to this Change Order was	$8,436,844.75
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,725.00
The new Contract Price including this Change Order will be	$8,438,569.75

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 045
DATE OF CHANGE ORDER: 04/07/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Purchase solenoid for Transco for southwest lateral. The solenoid valve is part of the heat trace that will be used to open and close the 4” and 16” meter lines depending on where the sample is taken. Purchased as directed in letter dated March 21, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#30

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,381,569.75
The Contract Price prior to this Change Order was	$8,438,569.75
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$1,354.70
The new Contract Price including this Change Order will be	$8,439,924.45

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title
5/2/08

D-2

ATTACHMENT SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 046
DATE OF CHANGE ORDER: 04/07/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

For the purchase of four valves needed in the replacement of 5-  1/2” 6000lb valves that were needed for the 2- 42” mainline valves as directed in letter dated March 25, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#31

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,382,924.45
The Contract Price prior to this Change Order was	$8,439,924.45
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$862.50
The new Contract Price including this Change Order will be	$8,440,786.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 047
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Fiber route change due to misunderstanding about what type of material was being used. Cable trays were going to be used but it was decided that conduit would be used instead. Work was done as directed within email dated January 4, 2008.

Ref: Buffalo Gap Instrument & Electrical CCR#2

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,383,786.95
The Contract Price prior to this Change Order was	$8,440,786.95
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$5,405.00
The new Contract Price including this Change Order will be	$8,446,191.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 048
DATE OF CHANGE ORDER: 04/01/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

QB Johnson/ heater work. Reference # 07237-WCF-WRI-T-00685 CHENIERE JOHNSON BAYOU RFI-015

Ref: Buffalo Gap Instrument & Electrical CCR#3

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,389,191.95
The Contract Price prior to this Change Order was	$8,446,191.95
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$7,820.00
The new Contract Price including this Change Order will be	$8,454,011.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP - Facilities
Title	Title
5/2/08	4/28/08

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 049
DATE OF CHANGE ORDER: 04/28/2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BGI&E CCR #27 for the purchase of six relays that were needed to provide override protection for Cheniere’s Pipeline on each regulating skids (Bridgeline, Transco, and NGPL).

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,397,011.95
The Contract Price prior to this Change Order was	$8,454,011.95
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$345.00
The new Contract Price including this Change Order will be	$8,454,356.95

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is             TBD            , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is             TBD            , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is             TBD            , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Douglas W. Fletcher
Name	Name
Director EPC	VP-Facilities
Title	Title
5/2/08	4-28-08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 050
DATE OF CHANGE ORDER: May 05, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Delay claim settlement and Extension of Time as per Al Bartz email dated May 5, 2008. Includes $350K for delay claim, $222,203 275 ton crane extension due to heaters arriving late, and $76,798 for the cranes labor and fuel cost.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$1,426,505.05
The Contract Price prior to this Change Order was	$8,483,505.05
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$649,001.00
The new Contract Price including this Change Order will be	$9,132,506.05

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.
Owner	Contractor
/s/ Allan T. Bartz	/s/ Bob Last
Name	Name
President	Mgr. of Projects
Title	Title
5/6/08	5/5/08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 051
DATE OF CHANGE ORDER: May 05, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Modify and install additional Bridgeline and Southwest Lateral pipe supports not shown on drawings.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$2,075,506.05
The Contract Price prior to this Change Order was	$9,132,506.05
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$23,337.70
The new Contract Price including this Change Order will be	$9,155,843.75

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Kenny Reid
Owner	Contractor
/s/ Allan T. Bartz
Name	Name
Director EPC
Title	Title
5/12/08
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 052
DATE OF CHANGE ORDER: May 05, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Purchase and install 54.6 tons of white limestone for walkways and valve access areas.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$2,098,843.75
The Contract Price prior to this Change Order was	$9,155,843.75
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$5,810.40
The new Contract Price including this Change Order will be	$9,161,654.15

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Kenny Reid
Owner	Contractor
/s/ Allen T. Bartz	Kenny Reid
Name	Name
Director EPC
Title	Title
5/12/08
Date of Signing	Date of Signing

D-2

ATTACH SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 053
DATE OF CHANGE ORDER: May 05, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Built (6) spools for SWL heaters per Chad Bell (shown on drawings as Vendor furnished). Willbros was later informed to install orifice flanges on all spools and build (2) spools for Bridgeline. Total of (15) 2” sch.80 welds, and (8) 2” cuts.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$2,104,654.14
The Contract Price prior to this Change Order was	$9,161,654.14
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$6,992.15
The new Contract Price including this Change Order will be	$9,168,646.29

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	/s/ Bob Last
Owner	Contractor
/s/ Allan T. Bartz	Willbros Construction
Name	Name
Director EPC	Manager of Projects
Title	Title
5/14/08	5-13-2008
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 054
DATE OF CHANGE ORDER: May 13, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Made modification to 16” NGPL feed line due to pre cast supports being in wrong location. Flanges were hitting top of support. Modified (2) spool pieces to re-locate flanges. Work directed by Chad Bell.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$2,111,646.29
The Contract Price prior to this Change Order was	$9,168,646.29
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$6,124.40
The new Contract Price including this Change Order will be	$9,174,770.69

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ Allan T. Bartz	/s/ Bob Last
Name	Name
Director EPC	Manager of Projects
Title	Title
5/14/08	5-13-2008
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass Pipeline - Johnson Bayou Measurement Facilities	CHANGE ORDER NUMBER: 055
DATE OF CHANGE ORDER: May 13, 2008
OWNER: Cheniere Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros RPI, Inc.

DATE OF AGREEMENT: August 24, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Touch painting on skids due to shipping damages, and painting of cadium stud bolts as per Chad Bell.

Adjustment to Contract Price
The original Contract Price was	$7,057,000.00
Net change by previously authorized Change Orders (# )	$2,117,770.69
The Contract Price prior to this Change Order was	$9,174,770.69
The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$25,840.98
The new Contract Price including this Change Order will be	$9,200,611.67

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bridgeline Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Bridgeline Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Guaranteed Mechanical Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

The Target Final Completion Date will be (increased)(decreased)(unchanged) by         TBD         (    ) Days.

The Target Final Completion Date as of the date of this Change Order therefore is         TBD        , 20    .

(attach additional documentation if necessary)

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Sabine Pass Pipeline L.P.	Willbros Construction
Owner	Contractor
/s/ R. Keith Teague	/s/ Bob Last
Name	Name
President	Manager of Projects
Title	Title
5-13-08	5-13-2008
Date of Signing	Date of Signing

D-2